UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 16, 2021

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 19, 2021, Bel Fuse Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8‑K”) disclosing that on February 16, 2021, the Company, upon the approval of the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), notified Deloitte & Touche LLP (“Deloitte & Touche”), the Company’s then-current independent registered public accounting firm, that it would be dismissed from that position upon completion of Deloitte & Touche’s audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2020.  The Initial Form 8-K disclosed that on February 16, 2021, upon the approval of the Audit Committee, the Company appointed Grant Thornton LLP as the Company’s new independent registered public accounting firm for the Company’s first quarter ending March 31, 2021 and its fiscal year ending December 31, 2021.  This Amendment No. 1 to the Initial Form 8-K is being filed to disclose the specific date of Deloitte & Touche’s dismissal upon completion of its engagement and to update the disclosures required by Item 304(a) of Regulation S-K through that date.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Deloitte & Touche served as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  On March 12, 2021, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with the Securities and Exchange Commission (the “SEC”), Deloitte & Touche completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of Deloitte & Touche as its independent registered public accounting firm with respect to the audit of the Company’s consolidated financial statements ended as of that date.

During the Company’s two most recent fiscal years ended December 31, 2019 and 2020, and the subsequent interim period through March 12, 2021, the effective date of Deloitte & Touche’s dismissal: (i) the Company did not have any disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche’s satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of disagreement in connection with their reports on the Company’s consolidated financial statements; and (ii) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.  Deloitte & Touche’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2020 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company’s management has authorized Deloitte & Touche to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided Deloitte & Touche with a copy of this Current Report on Form 8-K/A prior to its filing with the SEC and requested that Deloitte & Touche furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01.  A copy of Deloitte & Touche’s letter, dated March 12, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

As previously disclosed in the Initial Form 8-K, on February 16, 2021, upon the approval of the Audit Committee, the Company appointed Grant Thornton LLP as the Company’s new independent registered public accounting firm for the Company’s first quarter ending March 31, 2021 and its fiscal year ending December 31, 2021.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

As described in Item 4.01 of this Report, the following Exhibit 16.1 is filed as part of this Current Report on Form 8-K/A:

16.1        Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated March 12, 2021.
104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2021	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated March 12, 2021.